Exhibit 19.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re: Fourthstage Technologies, Inc.  )  CASE NO. B-01-17604-ECF-EWH
                                       )
                                       )  BUSINESS AND INDUSTRY
                                       )  MONTHLY OPERATING REPORT
                                       )
                                       )  MONTH OF: January, 2002
                                       )
                           Debtor(s).  )  DATE PETITION FILED: December 31, 2001
                                       )
                                       )  TAX PAYER ID NO. 742971167

Nature of Debtor's Business:

Technology, integration & support
--------------------------------------------------------------------------------

DATE DISCLOSURE STATEMENT:       FILED _______________    TO BE FILED April 2002
                                                                      ----------
DATE PLAN OF REORGANIZATION:     FILED _______________    TO BE FILED April 2002
                                                                      ----------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Steve Martin                                              CFO/VP of Finance
--------------------------------------------------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                             TITLE

Steve Martin                                                       4/18/02
--------------------------------------------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                    DATE

PREPARER:

/s/ Michelle Merhar                                               Controller
--------------------------------------------------------------------------------
ORIGINAL SIGNATURE OF PREPARER                                      TITLE


Michelle Merhar                                                    4/18/02
--------------------------------------------------------------------------------
PRINTED NAME OF PREPARER                                             DATE


PERSON TO CONTACT REGARDING THIS REPORT:    Lori Schmig
                                            ------------------------------------
               PHONE NUMBER:                602-382-6389
                                            ------------------------------------
               ADDRESS:                     One Arizona Center Phoenix, AZ 85004
                                            ------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                         BANK ACCOUNTS BofA DIP Account

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                       # 3755508032
CASH AND BANK BALANCE --                       0.00
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                     0.00                                      0

ACCOUNTS RECEIVABLE--PREPETITION         340,756.29                             340,756.29

ACCOUNTS RECEIVABLE--POSTPETITION         43,728.00                              43,728.00

LOANS AND ADVANCES                                0

SALE OF ASSETS                                    0

TRANSFERS IN FROM OTHER ACCOUNTS         152,805.56                             152,805.56

OTHER (ATTACH LIST) (See schedule E)      37,062.65                              37,062.65

     TOTAL RECEIPTS                      574,352.50                             574,352.50

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS            307,795.42                             307,795.42

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS                   0                                      0

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

     TOTAL DISBURSEMENTS                 307,795.42                             307,795.42

CASH AND BANK BALANCE --                 266,557.08                             266,557.08
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                  266,557.08

  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                              0

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                             266.557.08

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                                INCOME STATEMENT
                                 (ACCRUAL BASIS)

DEBTOR'S INCOME STATEMENT MAY BE SUBSTITUTED IF IT IS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND IF REORGANIZATION EXPENSES ARE SEGREGATED IN THE STATEMENT

REVENUES                                  CURRENT MONTH     YEAR TO DATE     TOTAL SINCE FILING
--------                                  -------------     ------------     ------------------
  GROSS REVENUES                       X - SEE SCHEDULE A

  LESS: RETURNS & DISCOUNTS

     NET REVENUE

COST OF GOODS SOLD
------------------
  MATERIAL

  DIRECT LABOR

  DIRECT OVERHEAD (ATTACH DETAIL

     TOTAL COST OF GOODS SOLD

GROSS PROFIT (MARGIN)

OPERATING EXPENSES
------------------
  OFFICER/INSIDER COMPENSATION

  SELLING & MARKETING (ATTACH DETAIL)

  GENERAL & ADMINIST. (ATTACH DETAIL

  OTHER (ATTACH LIST)

     TOTAL OPERATING EXPENSES

INCOME BEFORE NON-OPERATING
INCOME AND EXPENSES

OTHER INCOME & EXPENSES
-----------------------
  OTHER INCOME (ATTACH LIST)

  OTHER EXPENSE (ATTACH LIST)

  INTEREST EXPENSE

  DEPRECIATION/DEPLETION

  AMORTIZATION

     NET OTHER INCOME & EXPENSES

INCOME BEFORE REORGANIZATION
EXPENSE

REORGANIZATION EXPENSES
-----------------------
  PROFESSIONAL FEES

  U.S. TRUSTEE FEES

  OTHER (ATTACH LIST)

     TOTAL REORGANIZATION EXPENSES

INCOME TAX

NET PROFIT OR (LOSS)

-----------------------------
CASE NUMBER: 01-17604-EFF-EWH
-----------------------------

                           COMPARATIVE BALANCE SHEET
                                 (ACCRUAL BASIS)

DEBTOR'S IN-HOUSE OR COMPUTERIZED BALANCE SHEET MAY BE SUBSTITUTED FOR THIS STATEMENT IF IT IS PREPARED USING GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND IF PRE-PETITION AND POST-PETITION LIABILITIES ARE SEGREGATED.

                                               SCHEDULE        CURRENT     PRIOR
ASSETS                                          AMOUNT          MONTH      MONTH
------                                         --------        -------     -----
  UNRESTRICTED CASH                       X - SEE SCHEDULE B

  RESTRICTED CASH

     TOTAL CASH

  ACCOUNTS RECEIVABLE (NET)

  INVENTORY

  NOTES RECEIVABLE

  PREPAID EXPENSES

  OTHER (ATTACH LIST)

     TOTAL CURRENT ASSETS

  PROPERTY, PLANT & EQUIPMENT

  LESS: ACCUMULATED DEPRECIATION/DEPLETION

     NET PROPERTY, PLANT & EQUIP.

  DUE FROM INSIDERS

  OTHER ASSETS - NET OF AMORTIZATION
    (ATTACH LIST)

  OTHER (ATTACH LIST)

     TOTAL ASSETS

POSTPETITION LIABILITIES
------------------------
  ACCOUNTS PAYABLE

  TAXES PAYABLE

  NOTES PAYABLE

  PROFESSIONAL FEES

  SECURED DEBT

  OTHER (ATTACH LIST)

     TOTAL POSTPETITION LIABILITIES

PREPETITION LIABILITIES
-----------------------
  SECURED DEBT

  PRIORITY DEBT

  UNSECURED DEBT

  OTHER (ATTACH LIST)

     TOTAL PREPETITION LIABILITIES

     TOTAL LIABILITIES

EQUITY
------
  PREPETITION OWNERS' EQUITY

  POSTPETITION CUMULATIVE PROFIT OR (LOSS)

  DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)

     TOTAL EQUITY

  TOTAL LIABILITIES &
  OWNERS' EQUITY

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                                STATUS OF ASSETS

                                                                0-30        31-60         60+
ACCOUNTS RECEIVABLE                                TOTAL        DAYS        DAYS         DAYS
-------------------                                -----        ----        ----         ----
TOTAL ACCOUNTS RECEIVABLE                        2,431,071     255,444     672,801     1,502,826

     LESS: AMOUNT CONSIDERED UNCOLLECTIBLE       1,097,481

ACCOUNTS RECEIVABLE (NET)                        1,333,590

DUE FROM INSIDERS
-----------------
SCHEDULED AMOUNT                                                            NONE

PLUS: AMOUNT EXTENDED SINCE DATE OF FILING                                  NONE

LESS: AMOUNT COLLECTED SINCE DATE OF FILING                                 NONE

LESS: AMOUNT CONSIDERED UNCOLLECTIBLE                                       NONE

TOTAL DUE FROM INSIDERS                                                     NONE

INVENTORY
---------
BEGINNING INVENTORY                                                            0

ADD: PURCHASES                                                                 0

LESS: COST OF GOODS SOLD (COST BASIS)                                          0

ENDING INVENTORY                                                               0

DATE THE LAST PHYSICAL INVENTORY WAS TAKEN: N/A

                         SCHEDULED                                       CURRENT
FIXED ASSETS               AMOUNT         ADDITIONS       DELETIONS      AMOUNT
------------               ------         ---------       ---------      ------
REAL PROPERTY                         X - SEE SCHEDULE
                                      C for a schedule
                                      of all fixed
                                      assets

BUILDING/PLANT

ACCUM. DEPREC.

NET BUILDINGS/PLANT

EQUIPMENT

ACCUM. DEPREC.

NET EQUIPMENT

AUTOS & VEHICLES

ACCUM. DEPREC.

NET AUTOS & VEHICLES

Please  provide a  description  of fixed  asset  additions  and  deletions  that
occurred  during  the  reporting   period  including  date  court  order  signed
authorizing same:

N/A
--------------------------------------------------------------------------------

-----------------------------
CASE NUMBER: 01-17604-ECF-EWH
-----------------------------

                              STATUS OF LIABILITIES
                             AND SENSITIVE PAYMENTS

   POSTPETITION
UNPAID OBLIGATIONS         TOTAL           0-30        31-60      61-90      91+
------------------      ----------      ----------     -----      -----      ---
ACCOUNTS PAYABLE*       370,361.76      370,361.76       0          0         0
(See Schedule D)

TAXES PAYABLE             8,009.57        8,009.57       0          0         0
(See Schedule F)

NOTES PAYABLE                    0               0       0          0         0

PROFESSIONAL FEES -      80,102.42       80,102.42       0          0         0
(See Schedule D)

TXU Debt -              159,681.60      159,681.60       0          0         0
(See Schedule D)

OTHER (ATTACH LIST)     186,037.84      186,037.84       0          0         0
(See Schedule F)

TOTAL POST-PETITION     804,193.19      804,193.19       0          0         0
LIABILITIES

            * DEBTORS MUST ATTACH AN AGED LISTING OF ACCOUNTS PAYABLE

--------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (OFFICERS, DIRECTORS, GENERAL PARTNERS, PERSONS IN CONTROL OR RELATIVES OF THE ABOVE) AND TO PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.). FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

          INSIDERS                                      AMOUNT PAID   TOTAL PAID
            NAME                  REASON FOR PAYMENT    THIS MONTH      TO DATE
          --------                ------------------    ----------    ----------
Kevin Craig                             Salary            7,083.34      7,083.34

Roger Friedman                          Salary            7,083.34      7,083.34

Mark Hicks                              Salary            8,333.34      8,333.34

     TOTAL PAYMENTS TO INSIDERS                          22,500.02     22,500.02

PROFESSIONALS - SEE SCHEDULE D
------------------------------

                   DATE OF COURT                                         TOTAL
                 ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
     NAME             PAYMENT        APPROVED    PAID      TO DATE     & UNPAID
     ----             -------        --------    ----      -------     --------
Snell & Wilmer          None             0         0          0        80,102.42

--------------------------------------------------------------------------------
CASE NUMBER: 01-17604-ECF-EWH
--------------------------------------------------------------------------------

                                   CASE STATUS

QUESTIONNAIRE
-------------
                                                                  YES       NO
                                                                 -----     -----
HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNTS OTHER THAN
A DEBTOR IN POSSESSION ACCOUNT?                                              X

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
DUE FROM RELATED PARTIES?                                                    X

ARE ANY WAGE PAYMENTS PAST DUE?                                    X

ARE ANY U.S. TRUSTEE QUARTERLY FEES DELINQUENT?                              X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES", PROVIDE A DETAILED EXPLANATION OF EACH ITEM. (ATTACH ADDITIONAL SHEETS IF NECESSARY).

The  pre-petition  payroll for the pay period ended 12/31/01 was not paid due to
--------------------------------------------------------------------------------
insufficient funds and the bankruptcy filing on 12/31/01.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENT NUMBER OF EMPLOYEES: 39

INSURANCE

                                                                         EXPIRATION    PAYMENT AMOUNT
TYPE OF POLICY      CARRIER AND POLICY NUMBER          PERIOD COVERED       DATE         & FREQUENCY
--------------      -------------------------          --------------       ----         -----------
Health Insurance    Humana # 1025109                   2/1/01-1/31/02      1/31/02     30,502.21 monthly

Vision              VSP # 12149004                     2/1/01-1/31/02      1/31/02     847.52 monthly

D&O Insurance       National Union Fire Insurance      6/18/01-6/18/02     6/18/02     180,000 annual
                    Co # 873-43-47

*** SCHEDULE H      See certificate of insurance for                                   23,389.23 quarterly
                    list of Workman's compensation &
                    liability insurance.

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

Further reduction of operating expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION.

N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASE NUMBER: 01-17604-ECF-EWH
--------------------------------------------------------------------------------

                              DISBURSEMENTS DETAIL
                              MONTH: SEE SCHEDULE G

A LISTING OF ALL DISBURSEMENTS MUST BE ATTACHED FOR EACH ACCOUNT.    ACCOUNT NO:
THE DEBTOR'S COMPUTERIZED DISBURSEMENT JOURNAL OR REGISTER MAY       BANK:
BE SUBMITTED FOR THIS FORM. (ATTACH ADDITIONAL SHEETS AS NEEDED)

CASH DISBURSEMENTS

     DATE                PAYEE                   PURPOSE             AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
TOTAL CASH DISBURSEMENTS
================================================================================

CHECKS ISSUED

CHECK
NUMBER         DATE           PAYEE               PURPOSE             AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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================================================================================
TOTAL CHECKS LISTED ON THIS PAGE
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TOTAL CHECKS LISTED ON CONTINUATION PAGES
--------------------------------------------------------------------------------
TOTAL CHECKS LISTED ON ALL PAGES
================================================================================
TOTAL DISBURSEMENTS FOR THE MONTH
================================================================================

                     DISBURSEMENT DETAIL, CONTINUATION SHEET
----------------------------------      ----------------------------------------
CASE NUMBER:                            ACCOUNT NO.:
----------------------------------      ----------------------------------------

CHECKS ISSUED

CHECK
NUMBER         DATE           PAYEE               PURPOSE             AMOUNT
--------------------------------------------------------------------------------

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TOTAL BANK ACCOUNT DISBURSEMENTS THIS PAGE
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(CARRY FORWARD TO SUMMARY PAGE)

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                          BANK ACCOUNTS Chase Accounts

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                      #099-22874382   009-2287-4408
CASH AND BANK BALANCE --                   4,385.65        263.52                 4,649.17
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                     0.00                                      0

ACCOUNTS RECEIVABLE--PREPETITION          68,418.76                              68,418.76

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0

SALE OF ASSETS                                    0
                                                                                    263.52
TRANSFERS IN FROM OTHER ACCOUNTS             263.52

OTHER (ATTACH LIST)                               0                                      0

     TOTAL RECEIPTS                       68,682.28             0                68,682.28

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                     0                                      0

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS              66,084        263.52                66,347.52

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                        66,084        263.52                66,347.52

CASH AND BANK BALANCE --                   6,983.93             0                 6,983.93
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                   66,347.52

   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                     66,347.52

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                      0

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                           BANK ACCOUNTS; Wells Fargo

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                        #2753506845                     0
CASH AND BANK BALANCE --                 163,874.95                     0       163,874.95
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                     0.00                                      0

ACCOUNTS RECEIVABLE--PREPETITION                  0                                      0

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0

SALE OF ASSETS                                    0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                     0                0

OTHER (ATTACH LIST)                               0                                      0

     TOTAL RECEIPTS                               0                     0                0

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                243.12                     0           243.12

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS                   0                     0                0

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                        243.12                     0           243.12

CASH AND BANK BALANCE --                 163,631.83                     0       163,631.83
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                      243.12

  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                              0

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                 243.12

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                              BANK ACCOUNTS Compass

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                         84065773
CASH AND BANK BALANCE --                   2,221.17                    0          2,221.17
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                     0.00                                      0

ACCOUNTS RECEIVABLE--PREPETITION                  0                                      0

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0

SALE OF ASSETS                                    0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                    0                 0

OTHER (ATTACH LIST)                               0                                      0

     TOTAL RECEIPTS                               0                    0                 0

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                     0                    0                 0

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS                   0                    0                 0

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                             0                    0                 0

CASH AND BANK BALANCE --                   2,221.17                    0          2,221.17
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                           0

   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                             0

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                      0

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                          BANK ACCOUNTS Bank of America

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                        #4671530895
CASH AND BANK BALANCE --                     216.34                                 216.34
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES                     0.00                                      0

ACCOUNTS RECEIVABLE--PREPETITION          22,163.84                              22,163.84

ACCOUNTS RECEIVABLE--POSTPETITION                 0                                      0

LOANS AND ADVANCES                                0

SALE OF ASSETS                                    0

TRANSFERS IN FROM OTHER ACCOUNTS                  0                    0                 0

OTHER (ATTACH LIST)                       10,015.87                              10,015.87

     TOTAL RECEIPTS                       32,179.71                    0         32,179.71

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                   594                    0               594

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS           24,868.82                    0         24,868.82

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                     25,462.82                    0         25,462.82

CASH AND BANK BALANCE --                   6,933.23                    0          6,933.23
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                   25,462.82

   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                     24,868.82

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                    594

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                              BANK ACCOUNTS Harris

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                        #3130500664
CASH AND BANK BALANCE --                  44,429.56                              44,429.56
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES

ACCOUNTS RECEIVABLE--PREPETITION

ACCOUNTS RECEIVABLE--POSTPETITION

LOANS AND ADVANCES

SALE OF ASSETS

TRANSFERS IN FROM OTHER ACCOUNTS

OTHER (ATTACH LIST)

     TOTAL RECEIPTS

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS

CAPITAL IMPROVEMENTS                                                                     0

PRE-PETITION DEBT                                                                        0

TRANSFERS TO OTHER DIP ACCOUNTS           61,732.05                    0         61,732.05

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:
------------------------
  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                     61,732.05                    0         61,732.05

CASH AND BANK BALANCE --                 (17,302.49)                   0        (17,302.49)
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                   61,732.05

  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                      61,732.05

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                      0

                                 CURRENT MONTH'S
                           RECEIPTS AND DISBURSEMENTS

                     BANK ACCOUNTS Harris Webvision Account

                                        OPERATING        Payroll       Tax        TOTAL
                                       ------------     ---------     -----     ----------
                                        3130500808
CASH AND BANK BALANCE --                     120.69                                 120.69
BEGINNING OF MONTH

RECEIPTS
--------
CASH and CREDIT CARD SALES

ACCOUNTS RECEIVABLE--PREPETITION

ACCOUNTS RECEIVABLE--POSTPETITION

LOANS AND ADVANCES

SALE OF ASSETS

TRANSFERS IN FROM OTHER ACCOUNTS

OTHER (ATTACH LIST)

     TOTAL RECEIPTS

DISBURSEMENTS
-------------
BUSINESS--ORDINARY OPERATIONS                     0                    0                 0

CAPITAL IMPROVEMENTS                              0                                      0

PRE-PETITION DEBT                                 0                                      0

TRANSFERS TO OTHER DIP ACCOUNTS              120.69                    0            120.69

OTHER (ATTACH LIST)                               0                                      0

REORGANIZATION EXPENSES:

  ATTORNEY FEES                                   0                                      0

  ACCOUNTANT FEES                                 0                                      0

  OTHER PROFESSIONAL FEES                         0                                      0

  U.S. TRUSTEE QUARTERLY FEE                      0                                      0

  COURT COSTS                                     0                                      0

  TOTAL DISBURSEMENTS                        120.69                    0            120.69

CASH AND BANK BALANCE --                          0                    0                 0
END OF MONTH

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
---------------------------------------------
TOTAL DISBURSEMENTS FROM ABOVE                                                      120.69

   LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                        120.69

TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                      0

Fourthstage Technologies, Inc.
Debtor in Possession
Case #01-17604-ECF-EWH
Statement of Operations (GAAP)

SCHEDULE A

                                                                      Month of
                                                                    January 2002
                                                                    ------------
Revenues                                                                301,969

Cost of Goods Sold                                                      837,187
                                                                     ----------
  Gross Profit (Loss)                                                  (535,218)
                                                                     ----------

Selling, general and administrative expenses
  Reorganization-Professional Fees                                       80,102
  Reorganization-U.S. Trustee Fees                                          250
  Other selling, general, and admin. Expenses                           572,662
                                                                     ----------
     Total Selling, General and Administrative Expenses                 653,014
                                                                     ----------
        Operating Income (Loss)                                      (1,188,232)
                                                                     ----------

Other Income and Expenses
  Interest, net                                                        (138,299)
  Other Income and Expense, net                                           3,415
                                                                     ----------
     Total Other Income and Expenses                                   (134,884)
                                                                     ----------
        Net Income (Loss)                                            (1,323,116)
                                                                     ==========

SCHEDULE B

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Balance Sheet

                         Fourthstage Technologies, Inc.
                                January 31, 2002

                                     Assets
Current Assets:
  Restricted Cash                                                       288,362
  Unrestricted Cash                                                     140,463
  Accounts Receivable - Pre Petition                                  2,153,681
  Accounts Receivable - Post Petition                                   277,390
  Allowance for Doubtful Accounts                                    (1,097,481)
  Other current assets                                                   68,143
                                                                   ------------
     Total Current Assets                                             1,830,559

    Other assets                                                      1,080,945

     Property, plant, and equipment, net                             28,360,128

        TOTAL ASSETS                                                 31,271,631
                                                                   ============

                             Liabilities and Equity
Current Liabilities:
  Accounts Payable - Pre-Petition                                     7,196,731
  Accounts Payable - Post Petition                                      610,146
  Accrued Expenses & Fees - Pre-Petition                              2,502,643
  Accrued Expenses & Fees - Post Petition                               194,047
  Capital Leases Payable                                              5,653,295
  Notes Payables                                                     12,860,946
  Restructuring Accrual                                                 590,791
                                                                   ------------
     Total Current Liabilities                                       29,608,599

Long Term Liabilities:
  Deferred Rent                                                       1,153,003
  Long Term Debt                                                      1,096,590
                                                                   ------------
     Total Long Term Liabilities                                      2,249,593

     TOTAL LIABILITIES                                               31,858,192

Shareholders' Deficit
  Common Stock                                                          249,673
  Additional Paid in Capital                                        125,095,984
  Accumulated Deficit - Pre-petition                               (124,609,102)
  Current Earnings Post petition                                     (1,323,116)
                                                                   ------------
     TOTAL DEFICIT                                                     (586,561)

        TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                  31,271,631
                                                                   ============

SCHEDULE C

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Fixed Asset Rollforward

FOURTHSTAGE TECHNOLOGIES, INC.
PPE
1/31/2002

                                           12/31/01                                         1/31/02
ACCOUNT   DESCRIPTION                       BALANCE        ADDITIONS       DELETIONS        BALANCE
-------   -----------                     -----------     -----------     -----------     -----------
  1510    Office Equipment                  2,761,800                                       2,761,800
  1500    Furniture and Fixtures            1,835,412                                       1,835,412
  1540    Warehouse Equipment                 186,726                                         186,726
  1570    Software (for Internal Use)         495,448                                         495,448
  1530    POP Infrastructure                6,203,046                                       6,203,046
                                          -----------                                     -----------
          Total Equipment                  11,482,431                                      11,482,431

  1560    Vehicles                            118,648                                         118,648

  1520    Equipment - Capital Leased        6,411,937                                       6,411,937
  1550    Leasehold Improvements           18,571,940                                      18,571,940
                                          -----------     -----------     -----------     -----------
                                           36,584,957              --              --      36,584,957

          ACCUMULATED DEPRECIATION
  1710    Office Equipment                   (769,655)        (47,394)                       (817,049)
  1700    Furniture and Fixtures             (398,407)        (30,590)                       (428,997)
  1740    Warehouse Equipment                (162,915)         (2,433)                       (165,348)
  1770    Software (for Internal Use)        (216,966)        (13,762)                       (230,728)
  1730    POP Infrastructure               (1,156,719)       (103,384)                     (1,260,103)
                                          -----------     ------------                    -----------
          Total Equip. Accum. Dep.         (2,704,662)       (197,563)                     (2,902,225)

  1760    Vehicles                            (81,389)         (1,977)                        (83,366)

  1720    Equipment -Capital Leased        (1,933,224)       (106,883)                     (2,040,107)
  1750    Leasehold Improvements           (3,021,200)       (177,926)                     (3,199,126)
                                          -----------     -----------     -----------     -----------
                                           (7,740,475)       (484,349)             --      (8,224,825)

                                          -----------     -----------     -----------     -----------
          NET PP&E                         28,844,481        (681,913)                     28,360,132
                                          ===========     ===========     ===========     ===========

SCHEDULE D

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Post Petition Accounts Payable Aging as of 01/31/02

Post Petition Accounts Payable Aging as of 01/31/02

                                                                          Current     31 - 60   61 - 90   91 and
Vendor ID   Name                        Document Number     Doc Date      Period        Days      Days     Over      Total
---------   ----                        ---------------     ---------   -----------   -------   -------   ------   -----------
    350     Aggreko Inc.                JAN 2002 STMT        1/1/2002   $  7,705.49                                $  7,705.49
   2293     American Stock Transfer     250510               1/1/2002   $  1,000.00                                $  1,000.00
    847     Ampco Parking               1519182-            1/15/2002   $    554.54                                $    554.54
      2     Ausvest                     JAN 2002 RENT        1/1/2002   $  8,661.87                                $  8,661.87
   2499     Bank of America             DEPOSIT             1/31/2002   $    400.00                                $    400.00
   2120     Bel-Tronics Communicatio    7512                1/18/2002   $     80.00                                $     80.00
   2390     Camali Corp                 JAN 02 STMT          1/1/2002   $  9,882.00                                $  9,882.00
   2390     Camali Corp                 JAN 2002 STMT        1/1/2002   $  5,000.00                                $  5,000.00
   2276     Carr Development & Const    JAN 2002 RENT        1/1/2002   $ 10,279.29                                $ 10,279.29
   2485     Cavecreek Web Hosting       013102 STMT          1/1/2002   $ 10,800.00                                $ 10,800.00
    512     CB Richard Ellis            JAN 2002 RENT        1/1/2002   $ 18,524.10                                $ 18,524.10
   2494     CBIZ Actuarial & Benefit    127018              1/16/2002   $    200.00                                $    200.00
   2396     CCH Incorporated            JAN 2002 RENT        1/1/2002   $ 18,000.00                                $ 18,000.00
   2513     City of Austin 4345541-9    011402 STMT         1/14/2002   $     26.40                                $     26.40
   2069     Dahill Imaging Systems      232026 1            1/28/2002   $     77.43                                $     77.43
      6     Dallas FDS, L.P.            CORR JAN INVOICE    1/31/2002   $ 50,374.62                                $ 50,374.62
   2504     Daniel's Moving & Storag    18118               1/22/2002   $  2,201.70                                $  2,201.70
    381     EKB, L.P.                   JAN 2002 RENT        1/1/2002   $ 28,259.13                                $ 28,259.13
    365     Filgo Oil Company           JAN 2002 STMT        1/1/2002   $    750.00                                $    750.00
    825     GE Capital                  31879932            1/20/2002   $    696.63                                $    696.63
    825     GE Capital                  JAN 2002 STMT        1/4/2002   $    517.35                                $    517.35
    700     Global Crossing Conferen    8355377             1/30/2002   $    108.48                                $    108.48
    700     Global Crossing Conferen    857392              1/23/2002   $      8.94                                $      8.94
    700     Global Crossing Conferen    853895               1/9/2002   $    676.25                                $    676.25
   2121     HQ Global Workplaces, In    JAN 2002 RENT        1/1/2002   $  3,769.26                                $  3,769.26
   2497     Imperial Financial Print    14007 9996          1/21/2002   $     80.00                                $     80.00
    208     IOS Capital                 53825719             1/4/2002   $    809.01                                $    809.01
    208     IOS Capital                 53790094             1/1/2002   $    649.50                                $    649.50
   2421     IX2 Center, LLC             JAN 2002 RENT        1/1/2002   $  2,800.00                                $  2,800.00
      7     Marietta Street Partners    JAN 2002 RENT        1/1/2002   $ 17,821.00                                $ 17,821.00
   2498     Office of the U.S. Trust    702 01 17604         1/9/2002   $    250.00                                $    250.00
   2426     One Wilshire Arcade Impe    JAN 2002 STMT        1/1/2002   $  1,348.30                                $  1,348.30
   2428     Pacific Bell - Van          JAN 2002 STMT        1/7/2002   $  7,140.87                                $  7,140.87
      3     Park Tower Investors, LT    CORR JAN INV        1/31/2002   $ 47,045.93                                $ 47,045.93
   2496     Pro-Serv Commercial Clea    JAN 2002 SERVICE     1/1/2002   $    338.81                                $    338.81
   1099     Regis Property Managemen    JAN 2002 RENT        1/1/2002   $ 46,120.67                                $ 46,120.67
    155     S. Union Gas 1170638393     010902 STMT          1/9/2002   $     75.38                                $     75.38
    103     SafeSite Inc.               010102 STMT          1/1/2002   $    120.00                                $    120.00
   2460     Snell & Wilmer              JAN 2002 FEES       1/31/2002   $ 80,102.42                                $ 80,102.42
   2294     State Fund Workers' Comp    JAN 2002 RENT        1/1/2002   $ 30,607.48                                $ 30,607.48
   2434     Sun Microsystems, Inc.      10418944             1/5/2002   $  6,128.46                                $  6,128.46
   2376     Tower Executive Suites      JAN 2002 RENT        1/1/2002   $    750.00                                $    750.00
   1077     TXU Energy Service Compa    JAN.CAPITAL LEASE   1/31/2002   $ 72,456.20                                $ 72,456.20
   1077     TXU Energy Service Compa    INSOL0001230        1/12/2002   $ 87,225.40                                $ 87,225.40
    458     US Bancorp / Manifest Fu    JAN CAPITAL LEASE   1/31/2002   $  1,308.10                                $  1,308.10
    458     US Bancorp / Manifest Fu    MANIFEST #3         1/31/2002   $  1,527.15                                $  1,527.15
    458     US Bancorp / Manifest Fu    MANIFEST #6 CAP L   1/31/2002   $  2,476.85                                $  2,476.85
    469     Verizon Credit Inc.         2647719              1/5/2002   $  6,022.55                                $  6,022.55
     10     WBH, LTD                    JAN 2002 RENT        1/1/2002   $ 18,388.22                                $ 18,388.22
                                                                        -----------                                -----------
            Total                                                       $610,145.78                                $610,145.78
                                                                        ===========                                ===========

SCHEDULE E

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Other Cash Receipts

Current Month's Receipts and Disbursements other receipts detail
January, 2002

                                                       B of A DIP      B of A
                                                       ----------     ---------
Sun Microsystems (spiff)                                              10,015.87
cobra                                                     659.74
cobra                                                     172.16
cobra                                                     677.96
cobra                                                     670.96
cobra                                                     994.98
cobra                                                     644.63
cobra                                                     193.86
cobra                                                     401.20
cobra                                                     196.83
cobra                                                     330.57
cobra                                                     193.86
cobra                                                     196.83
cobra                                                     401.20
cobra                                                     672.83
cobra                                                     168.08
cobra                                                     172.16
cobra                                                     500.40
cobra                                                     401.20
cobra                                                     172.16
cobra                                                     195.87
cobra                                                     193.86
cobra                                                     191.00
cobra                                                     516.48
cobra                                                     172.16
cobra                                                     170.00
cobra                                                     193.86
cobra                                                     172.16
cobra                                                     401.20
Genuity rent payment                                    3,414.77
cobra                                                     186.61
cobra                                                     644.63
cobra                                                     193.86
cobra                                                     460.62
cobra                                                     196.83
cobra                                                     172.16
cobra                                                     172.16
Avnet/Hallmark (AOP GP)                                21,153.99
refund for overpayment (Keynote Systems Inc               438.82
                                                      ----------     ----------
Total                                                  37,062.65      10,015.87
                                                      ==========     ==========

SCHEDULE F
Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH
Accrued Expenses

VENDOR NAME                                                              JAN
-----------                                                          -----------
Sales Tax Payable                                                       8,009.57
Interest & Taxes on CMC Lease                                          17,396.50
Commission Accrual                                                     24,285.07
401K Payable                                                            1,000.00
Accrued Interest                                                       68,537.00
MCI Worldcom                                                           15,000.00
Genuity min Bandwidth                                                  13,500.00
Verizon - Webvision                                                     2,500.00
Interest Expense on Capital Leases                                      2,500.00
Enron - Bandwidth                                                      14,113.58
Verizon                                                                15,750.00
IX2 rent accrual                                                        2,100.00
Sentry Insurance                                                        9,355.69
                                                                     -----------
                                                                      194,047.41
                                                                     ===========

SCHEDULE G
                                       Aperian
                              CHECKBOOK REGISTER REPORT
                                 Bank Reconciliation

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH

Ranges:             From:     To:                      From:          To:
  Checkbook ID      09        09             Number    First          Last
  Description       First     Last           Date      1/1/2002       1/31/2002
  User-Defined 1    First     Last           Type      Check          Check

Sorted By:     Number
Include Trx:   Reconciled, Unreconciled, Voided

+ Voided transaction     ^ Cleared amount is different than posted amount

Checkbook ID        Description          User-Defined 1                    Current Balance
------------------------------------------------------------------------------------------------------------------------------
Number          Date    Type    Paid To/Rcvd From              Reconciled Origin        Payment                        Deposit
------------------------------------------------------------------------------------------------------------------------------
09        Bank of America - DIP acct                                          ($35,722.98)
 8000        1/29/2002   CHK    United States Postal Service    No   PMPAY00000136    $    142.46
 8001        1/30/2002   CHK    Erwin, Mike                     No   PMTRX00001532    $  2,336.44
 8002        1/30/2002   CHK    Ferro, Mike                     No   PMTRX00001532    $  5,000.00
 8003        1/31/2002   CHK    United States Postal Service    No   PMTRX00001533    $    300.00
+8004        1/31/2002   CHK    CBIZ Actuarial & Benefit Con    Yes  PMTRX00001533    $    200.00   Void
+8005        1/31/2002   CHK    Flexible Benefits Administra    Yes  PMTRX00001533    $  1,275.00   Void
 8006        1/31/2002   CHK    Schwab & Co., Inc.              No   PMTRX00001533    $  3,338.80
 8007        1/31/2002   CHK    Lord, Abbett & Co.              No   PMTRX00001533    $  2,890.60
 8008        1/31/2002   CHK    Canalungo, Tom                  No   PMTRX00001533    $  1,000.00
 8009        1/31/2002   CHK    Pre-Paid Legal Services Inc.    No   PMTRX00001533    $     14.95
 8010        1/31/2002   CHK    Plan Administrators             No   PMCHK00000600    $    360.00
 MANUAL1     1/18/2002   CHK    Humana                          No   PMPAY00000135    $ 30,502.61
 MANUAL2     1/18/2002   CHK    Vision Service Plan             No   PMPAY00000135    $    847.52
                                                                                      -----------
     13 Transaction(s)                                                                $ 46,733.38   Total
                                                                                      $260,611.41   Payroll
     13 Total Transaction(s)                                                             1,287.75   Bank & ADP Fees
                                                                                      -----------
                                                                                      $308,632.54   Total Disbursements

SCHEDULE H
--------------------------------------------------------------------------------
60 DAY CERTIFICATE OF INSURANCE                            Issue Date 02-22-2002
--------------------------------------------------------------------------------
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGTE AFFORDED BY THE POLICIES BELOW.

                        COMPANY(IES) AFFORDING COVERAGE

Fourthstage Technologies, Inc.
Debtor In Possession
Case #01-17604-ECF-EWH

Company: 1. [X] Sentry Insurance A Mutual Company      2. [ ] Middlesex
         3. [ ] _________________________________             Insurance Company
--------------------------------------------------------------------------------
          Name and Address of                     Name and Address
          Certificate Holder                       of the Insured

U.S. DEPARTMENT OF JUSTICE                FOURTHSTAGE TECHNOLOGIES, INCORPORATED
Office of the United States Trustee       3300 North Central Avenue, Suite 200
District of Arizona                       Phoenix, Arizona 85012
2929 North Central Avenue, Suite 700
Phoenix, Arizona 85012
--------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE AND ARE IN EFFECT AS OF THE ABOVE ISSUE DATE, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS, AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

------------------------------------------------------------------------------------------------------------------------------------
CO.                                                     POLICY EXPIRATION
NO.       TYPE OF INSURANCE             POLICY NUMBER    DATE (MM/DD/YY)         ALL LIMITS IN THOUSANDS
------------------------------------------------------------------------------------------------------------------------------------
 1   GENERAL LIABILITY                  11-18-01             11-18-02            GENERAL AGGREGATE                 $ 3,000
     [X] COMMERCIAL GENERAL LIABILITY   49-30894-04                              PRODUCTS - COMP/OPS AGGREGATE     $ 1,000
     [X] OCCURRENCE   [ ] CLAIMS MADE                                            PERSONAL & ADVERTISING INJURY     $not included
     [ ] PRODUCTS-COMP/OPS                                                       EACH OCCURRENCE                   $ 1,000
     [ ] CONTRACTUAL                                                             PREM. DAMANGE (ANY ONE PREM.)     $   300
     [ ] ____________________________                                            MEDICAL EXPENSE (ANY ONE PERSON)  $    10
------------------------------------------------------------------------------------------------------------------------------------
 1   AUTOMOBILE LIABILITY               11-18-01             11-18-02            CSL                               $   500
     COVERED AUTOS:   [ ] ANY                                                    BODILY
     [ ] ALL OWNED                                                               INJURY
     [X] NON-OWNED                      49-30894-05                              (PER PERSON)                      $
     [X] SCHEDULED                                                               BODILY
     [X] HIRED                                                                   INJURY
     [ ] ____________________________                                            (PER ACCIDENT)                    $
     [ ] GARAGE LIABILITY                                                        PROPERTY
                                                                                 DAMAGE
                                                                                 (PER ACCIDENT)                    $
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 GENERAL AGGREGATE                 $ 5,000
 1         UMBRELLA LIABILITY           11-18-01             11-18-02            PRODUCTS - COMP/OPS AGGREGATE     $ 5,000
                                        49-30894-06                              EACH OCCURRENCE                   $ 5,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 STATUTORY
 1        WORKERS' COMPENSATION         10-26-01             11-18-02            $ 500                     (EACH ACCIDENT)
                  AND                                                            $ 500                     (DISEASE - POLICY LIMIT)
          EMPLOYERS' LIABILITY          49-30894-09                              $ 500                     (DISEASE - EACH EMPLOYEE)
------------------------------------------------------------------------------------------------------------------------------------
               PROPERTY
 1        BUSINESS PERSONAL             11-18-01             11-18-02            $______________________ BUILDING
                                        49-30894-04                              $ 11,261                BUSINESS
                                                                                  ----------------------
                                                                                        PERSONAL PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/RESTRICTIONS/SPECIAL ITEMS
Inland Marine - $10,000 - Property not specifically described.
Inland Marine - $ 1,000 - Property away from your premises.
Policy period is shown above.
------------------------------------------------------------------------------------------------------------------------------------
CANCELLATION
This certificate remains in effect for sixty days from the issue date, or until the earliest of the following:

     1.   The termination date contained in a written notice mailed to the certificate holder 10 days prior to the termination date.
          Failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agent or representatives; or

     2.   The effective date shown in a replacement certificate mailed to the certificate holder; or

     3.   The expiration date, if any, shown above.

Signed    R. Shanon Wagoner
          -----------------------------------------
                     (AUTHORIZED AGENT)

Replace with: [ ] One Year Certificate  [ ] Continuous Certificate  [ ] 60 Days Adequate